Warranty Liability	12 Months Ended
Mar. 31, 2024
Warranty Provision Abstract
Warranty Liability [Text Block]

20. Warranty Liability

The Company provides its customers with a warranty on its vehicles with specific coverage for brake systems, lower-level components, fleet defect provisions and battery-related components. The majority of warranties cover a period of five years, with some variation depending on the contract. Management estimates the related provision for future warranty claims based on historical warranty claim information as well as recent trends that might suggest past cost information may differ from future claims. This assessment relies on estimates and assumptions about expenditures on future warranty claims. Actual warranty disbursements are inherently uncertain, and differences may impact cash expenditures on these claims. It is expected that the Company will incur approximately $750,000 in warranty costs within the next twelve months, with disbursements for the remaining warranty liability incurred after this date. An accrual for expected future warranty expenditures are recognized in the period when the revenue is recognized from the associated vehicle sale, and is expensed in product development costs in the Company's sales, general and administrative costs. Assuming revenue in each year remains unchanged, an increase or decrease of 5% to the warranty provision would have a corresponding increase or decrease of product development costs of approximately $67,000 for the year ended March 31, 2024 (2023 - $69,000).

	Year ended	Year ended
	March 31, 2024	March 31, 2023

Opening balance	$2,077,749	$1,042,983
Warranty additions	1,343,838	1,375,673
Warranty disbursements	(774,174)	(339,349)
Warranty expiry	(147,108)	-
Foreign exchange translation	(416)	(1,558)
Total	$2,499,890	$2,077,749

Current portion	$750,806	$535,484
Long term portion	1,749,084	1,542,265
Total	$2,499,890	$2,077,749